Exhibit 99.1


                        CERTIFICATION OF PERIODIC REPORT

I, John Gott, President, Chief Executive Officer and Chief Financial Officer of SLS International, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002



                                             /s/ John Gott
                                             -------------
                                             John Gott
                                             President, Chief Executive Officer
                                             and Chief Financial Officer